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EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 22, 2000 included in Park Place Entertainment Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP

Las Vegas, Nevada
July 26, 2001

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  EXHIBIT 23.3
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS